EXHIBIT 1

                             JOINT FILING AGREEMENT

     By this Agreement, the undersigned agree that this Statement on Schedule 13G being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Orexigen Therapeutics, Inc. is being filed on behalf of each of us.

July 12, 2010

                                        MOSHE ARKIN

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar*
                                        Title: Attorney-in-fact

                                        M. ARKIN (1999) LTD.

                                        /s/ Menachem Inbar
                                        ----------------------------
                                        By: Menachem Inbar**
                                        Title: Attorney-in-fact for Moshe Arkin,
                                        Chairman of M. Arkin (1999) Ltd.

                                        SPHERA FUNDS MANAGEMENT LTD.

                                        /s/ Ron Senator
                                        ----------------------------
                                        By: Ron Senator***
                                        Title: Director

                                        /s/ Doron Breen
                                        ----------------------------
                                        By: Doron Breen***
                                        Title: Director


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                                        /s/ Israel Mor
                                        ----------------------------
                                        Israel Mor

                                        /s/ Doron Breen
                                        ----------------------------
                                        Doron Breen

                                        /s/ Ron Senator
                                        ----------------------------
                                        Ron Senator

* Duly authorized under Special Power of Attorney appointing Menachem Inbar attorney-in-fact, dated February 9, 2010 by and on behalf of Moshe Arkin (incorporated herein by reference to Exhibit 2 to the Schedule 13G filed on February 9, 2010).

** Duly authorized under Special Power of Attorney appointing Menachem Inbar attorney-in-fact, dated February 9, 2010 by and on behalf of Moshe Arkin as Chairman of M. Arkin (1999) Ltd. (incorporated herein by reference to Exhibit 3 to the Schedule 13G filed on February 9, 2010).

*** Duly authorized by Unanimous Written Consent of the Board of Directors of Sphera Funds Management Ltd. allowing Ron Senator, Doron Breen, and Israel Mor, any two of whom acting together, to bind Sphera Funds Management Ltd. for any and all matters, dated July 1, 2010, attached hereto as Exhibit 4.

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